UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2023

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court

Sarasota, Florida 34240

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	INVO	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

INVO Bioscience, Inc. (the “Company”) is filing this Form 8-K/A to its Current Report on Form 8-K as originally filed with the Securities and Exchange Commission on January 3, 2024 (the “Original Filing”), solely to correctly identify the number of shares of the Company’s Series A Preferred Stock that NAYA Biosciences, Inc. agreed to purchase from the Company pursuant to that certain securities purchase agreement, dated December 29, 2023 (the “SPA”). The Original Filing inadvertently referenced the number of such shares as being 400,000 instead of the 1,000,000 shares agreed to in the SPA. No other changes have been made from the Original Filing.

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Agreement and Plan of Merger

On December 27, 2023, INVO Bioscience, Inc., a Nevada corporation (the “Company”) entered into second amendment (“Second Amendment”) to the previously announced agreement and plan of merger (the “Merger Agreement”) by and among the Company, INVO Merger Sub, Inc. (“Merger Sub”), and NAYA Biosciences, Inc., a Delaware corporation (“NAYA”).

Pursuant to the Second Amendment, the parties agreed to extend the end date (the date by which either the Company or NAYA may terminate the Merger Agreement, subject to certain exceptions) of the merger contemplated by the Merger Agreement (the “Merger”) to April 30, 2024. The parties further agreed to modify the closing condition for an interim private offering from a private offering of shares of Company common stock at a price that is a premium to the market price of the Company common stock in an estimated amount of $5,000,000 or more of gross proceeds to a private offering of the Company’s preferred stock at a price per share of $5.00 per share in an amount equal to at least $2,000,000 to the Company, plus an additional amount as may be required prior to closing of the Merger to be determined in good faith by the parties to adequately support the Company’s fertility business activities per an agreed forecast, as well as for a period of twelve (12) months post-closing including a catch-up on the Company’s past due accrued payables still outstanding. The parties further agreed to the following schedule (the “Minimum Interim Pipe Schedule”) for the initial $2,000,000: (1) $500,000 no later than December 29, 2023, (2) $500,000 no later than January 19, 2024, (3) $500,000 no later than February 2, 2024, and (4) $500,000 no later than February 16, 2024. The parties also further agreed to modify the covenant of the parties regarding the interim private offering to require NAYA to consummate the interim private offering before the closing of the Merger; provided, however, if the Company does not receive the initial gross proceeds pursuant to the Minimum Interim Pipe Schedule, the Company shall be free to secure funding from third parties to make up for short falls on reasonable terms under SEC and Nasdaq regulations.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Securities Purchase Agreement

On December 29, 2023, the Company entered into a securities purchase agreement (the “SPA”) with NAYA for NAYA’s purchase of 1,000,000 shares of the Company’s Series A Preferred Stock at a purchase price of $5.00 per share. The parties agreed that NAYA’s purchases will be made in tranches in accordance with the Minimum Interim Pipe Schedule. The SPA contains customary representations, warranties and covenants of the Company and NAYA.

As of January 3, 2024, the Company had yet to receive the $500,000 due on December 29, 2023, and expects this amount to close later this week.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the SPA, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Convertible Note Extension

In January and March 2023, the Company issued $410,000 of convertible notes (the “Convertible Notes”) with a maturity date of December 31, 2023. The Convertible Notes were issued with fixed conversion prices of $10.00 (for the $275,000 issued in January 2023) and $12.00 (for the $135,000 issued in March 2023) and (ii) 5-year warrants (the “Q1 2023 Warrants”) to purchase 19,375 shares of Common Stock at an exercise price of $20.00.

The Convertible Notes may be amended with the written consent of the Company and the holders of a majority of the outstanding principal of the Convertible Notes (the “Required Holders”); provided that, no such amendment, without the written consent of each Convertible Note holder, may (i) reduce the principal amount or interest rate or change the method of computation of interest (including with respect to the amount of cash) in the Convertible Notes, (ii) change the percentage of the outstanding principal amount of the Convertible Notes required to consent to any such amendment or (iii) amend Section 9 (Modifications) of the Convertible Note.

As of December 27, 2023, the Company secured written consent by the Required Holders for the Convertible Note maturity date to be extended to June 30, 2024. As an incentive for the Required Holders to approve the extension, the Company agreed to lower both the Convertible Note fixed conversion price and the Q1 2023 Warrant exercise price to $2.25. The maturity date extension and the conversion and exercise price reduction applies to all Convertible Notes.

Item 3.02 Unregistered Sale of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The Company is offering the Series A Preferred Stock pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On August 10, 2023, the Company’s CEO, Steve Shum, and CFO, Andrea Goren, voluntarily agreed to temporarily reduce the annual base salary under their employment agreements from $260,000 and $215,000, respectively, to $105,000 (the “Temporary Salary Reductions”). The Temporary Salary Reductions took effect on August 16, 2023. As of January 1, 2024, the salary for the Company’s CEO and CFO reverted to the amount reflected in their respective employment agreements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1	Second Amendment to Agreement and Plan of Merger by and among INVO Bioscience, Inc., INVO Merger Sub, Inc., and NAYA Biosciences, Inc. dated December 27, 2023, filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2024 and incorporated herein by reference.

10.1	Securities Purchase Agreement by and between INVO Bioscience, Inc. and NAYA Biosciences, Inc. dated as of December 29, 2023, filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2024 and incorporated herein by reference.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2024

INVO BIOSCIENCE, INC.

By:	/s/ Steven Shum
Steven Shum
Chief Executive Officer